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                                                                   EXHIBIT 10.1


                  [SUPERIOR TELECOM INC. LETTERHEAD]




                                                           As of May 1, 1999



The Alpine Group, Inc.
1790 Broadway, Suite 1500
New York, NY 10019-1412

    Re: SERVICES AGREEMENT DATED AS OF OCTOBER 2, 1996 BY AND BETWEEN THE ALPINE GROUP, INC. AND SUPERIOR TELECOM INC. AS AMENDED AND EXTENDED TO DATE (AS SO AMENDED AND EXTENDED, THE "AGREEMENT")
         ---------------------------------------------------------------

    This will confirm our agreement in modification and extension of the captioned Agreement as follows:

1. Section 3(b) of the Agreement (as previously amended by letter agreement dated as of May 1, 1997) is hereby further amended by adding the following after the first sentence thereof; provided that, commencing September 1, 2000 through and including December 31, 2001, such fee shall increase to $5,000,000 per year.

2. Section 4(a) of the Agreement (as previously amended by letter agreement dated as of May 1, 1997 and extended by letter agreement dated as of May 1,
    1998), is hereby amended by inserting the following after the first sentence thereof:

        "Effective from and after May 1, 1999 and through August 31, 2000, Superior shall pay Alpine the fee provided for under Section 3(b) (the "Fee") quarterly in advance; for the period commencing September 1, 2000 and through August 31, 2001, Superior shall pay Alpine the Fee semi-annually in advance; and for the period commencing September 1, 2001 through December 31, 2001, Alpine shall pay the Fee in advance."

3. Section 9 of the Agreement is amended so that the automatic termination date stated therein shall be December 31, 2001.

    The amendments provided for herein have been approved by the Audit Committee of the Board of Directors of Superior TeleCom Inc.

    As modified hereby, the Agreement is hereby expressly ratified and confirmed.

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The Alpine Group, Inc.
Page 2


    If the foregoing conforms with your understanding of the agreement reached between us, kindly execute a copy of this letter so indicating.


                                          Very truly yours,

                                          SUPERIOR TELECOM INC.


                                          By:   /s/ Steven S. Elbaum
                                                ------------------------------
                                                Steven S. Elbaum
                                          Its:  Chief Executive Officer


Agreed to as of the date first
hereinabove set forth

THE ALPINE GROUP, INC.


By:   /s/ Bragi F. Schut
      ------------------------------
      Bragi F. Schut
Its:  Executive Vice President